Amendment 2 to Business Partner Agreement MA-13-000677

This Amendment #2 ("Amendment 2") is dated as of September 1, 2016 ("Effective Date") by and between Lenovo PC HK. Limited ("Buyer"), LifeMed ID, Inc. ("Partner" or "LifeMed") and LifeMed's parent company, OrangeHook, Inc. ("OrangeHook") (collectively, the "Parties") and constitutes an amendment to the Business Partner Agreement between the Parties dated March 10, 2016 (the "Agreement").

Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Agreement.

WHEREAS, the Parties have entered into the Agreement under which Supplier will provide certain Software and Services described therein; and

WHEREAS, the Parties desire to clarify and expand their relationship and the Software and Services provided described in the Agreement; and

WHEREAS, the Parties agree to amend the Agreement in the manner set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, conditions and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

(1) Definition of "Partner" and Section 12 of the Agreement. The definition of "Partner" in the first clause of the Agreement is hereby amended by deleting the word "LifeMed" and replacing it with "OrangeHook." Correspondingly, OrangeHook will therefore replace Lifemed in terms of all duties, obligations, rights, license grants, etc, pertaining to the substance of the Agreement and LifeMed will function as a service provider for purposes of the Agreement. Section 12 of the Agreement is hereby deleted in in its entirety.

(2) Expanded definition of "Exclusivity" Section 2.1.1 Exclusivity. "Partner's exclusivity obligation to Lenovo under this section and above exclusive License Grant applies to Partner, all Partner Affiliates, and any entities OrangeHook grants a license to the Deliverables and Software (but not the Deliverables or Software for which Lenovo has been granted Additional Non-Exclusive Rights in Exhibit A, Section 4, Subsection H) including but not limited to any joint ventures whether or not OrangeHook is minority or majority investor."

(3) Term and Termination. The first sentence of Section 10.1 of the Agreement is hereby amended by deleting the words "thirty six (36)" and replacing them with the words "forty-two (42).

(4) Exhibit A. Section 3. Deal Specifics. Subsection i. Exhibit A, Section 3. Deal Specifics, subsection i. is amended by deleting the word "LifeMed" in every instance where it occurs and replacing it with the word "Partner."

(5) Exhibit A. Section (Lenovo or its subcontractors will perform the following roles and responsibilities). Subsection H. Exhibit A, Section 4. (Lenovo or its subcontractors will perform the following roles and responsibilities), Subsection H, is hereby amended by adding the following subsections:

iv. Licensing Fees: In consideration for OrangeHook's agreement to expand the definition of Territory (as newly defined below in Section 5 of this Amendment 2) for the exclusive rights for bundling of LMID software (inclusive of Point-of-sale/payment features) previously granted to Lenovo in the Agreement, Lenovo will pay one-time, non-refundable (except if OrangeHook fails to expand its Service beyond the current scope of North America by March 31, 2017) fees to be paid as follows:

a. [***] dollars no later than September 26, 2016.

b. [***] dollars no later than December 31, 2016.

c. [***] Roll-out: Upon the roll-out of Partner within [***], Lenovo will pay a one-time non-refundable fee of [***] to OrangeHook, such payment becoming due sixty (60) days from date of any contract funding of [***], or [***], whichever is later.

d. Further Assurance. Payment of the License Fees for expansion of the definition of Territory is subject to successful completion of [***] in which the JV Partner affirms Lenovo's global marketing rights under this Agreement.

v. Additional Non-Exclusive Rights. In further consideration for the payments outlined in the foregoing subsection iv (Licensing Fees), OrangeHook grants to Lenovo the non-exclusive rights to use the additional Software, Services, Product Names, Trademarks and Logos pursuant to Sections 8 and 9 of this Amendment 2.

(6) Exhibit A Section 7 Territory and Sections 2.1 and 2.1.1. of the Agreement.

a. Exhibit A, Section 7. Territory is hereby amended by deleting the words "North America (USA and Canada)" and replacing them with "Worldwide." Exhibit A, Section 7 is further amended by adding the following:

Before commencing business covered by this Agreement in a new country, Lenovo agrees to confirm with Partner that Partner is capable of delivering support services required under the Agreement.

b. The word "scope" in Sections 2.1 and 2.1.1 of the Agreement is hereby deleted and replaced by the word "Territory."

(7) Exhibit B Section 2 Revenue Share. The Sales Scenario table is hereby deleted in its entirety and replaced by the following:
[***]

(8) Exhibit D Partner Brand Usage Guidelines. Exhibit D, Partner Brand Usage Guidelines is hereby amended throughout by deleting every use of the words "LifeMed Products" from Exhibit D and replacing it with the words "OrangeHook Products" and by deleting every use of the words "Lenovo & LifeMed" and replacing it with "Lenovo & OrangeHook."

The Parties further agree that in every instance, the terms and conditions of usage and the protections afforded by Exhibit D shall apply to, and Lenovo shall comply with the terms of Exhibit D with regard to, all OrangeHook Products added to the Agreement by this Amendment 2, as if fully set forth in Exhibit D. The specific parameters for the use of non-LifeMed ID Inc. products shall be determined and agreed to by the Parties.

(9) Exhibit D. Section 2. Product Names. Exhibit D, Section 2. Product Names is hereby amended by adding the following:

SalamanderLive
[Additional Product Names To be provided by OrangeHook by side letter]

Exhibit D, Section 2. Product Names shall also include those Product Names provided by OrangeHook during the Term of the Agreement.

(10) Exhibit D. Section 3. Logos. Exhibit D, Section 3 is hereby amended by adding the following OrangeHook logos:

SALAMANDER

nuvel

AGL
AGILIVANT

iChip
BY LIFENEXUS

(11) Non-Exclusive Use. Notwithstanding anything to the contrary in Section 2 or any other provision Of the Agreement or any amendment, the Parties agree that Lenovo's rights relating to the use, manufacturing, distribution of or any other type of rights granted relating to the additional Software, Services, Product Names and Logos specified in this Amendment 2 (for the avoidance of doubt, Software that is not related to LMID and Lenovo will have access to the payment platform on a non-exclusive basis as it relates to LMID) shall be non-exclusive. For the avoidance of doubt, the Parties specifically agree that OrangeHook is free to enter into similar agreements or arrangements with any party anywhere in the Territory concerning the additional Software, Services, Product Names, Trademarks and Logos in this Amendment 2 whether part of a Bundled System or unbundled. For further avoidance of doubt, the payment solution is considered to be a component of the Partner portfolio but on a non-exclusive basis.

(12) Entire Agreement. This Amendment 2, together with the Agreement and Amendment 1, constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all other understandings or agreements not expressed in this Amendment 1, Amendment 2 and the Agreement, whether oral or written. Except as set forth in this Amendment 1 and Amendment 2, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment 2 may be signed in one or more counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one single agreement between the Parties. Any signed copy

of this Amendment 2 made by reliable means (e.g., photocopy, facsimile) shall be considered an original.

[Signatures to follow on next page].

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment 2 to be signed by its duly authorized representative.

Accepted and Agreed to

Lenovo PC HK Limited

/s/ Jon Pershke 9/26/16
Authorized Signature Date

Jon Pershke
Printed name

VP, PC & SD Strategy
Title

Accepted and Agreed to

LifeMed ID, Inc.

/s/ James Mandel 9/26/16
Authorized Signature Date

James Mandel
Printed Name

OrangeHook, Inc. CEO
Title

Accepted and Agreed to

OrangeHook, Inc.

/s/ James Mandel 9/26/16
Authorized Signature Date

James Mandel
Printed Name

CEO
Title